UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES




                  Investment Company Act file number 811-21606
                                                     ---------

                             Tilson Investment Trust
                             -----------------------
               (Exact name of registrant as specified in charter)


           145 East 57th Street, Suite 1100, New York, New York 10022
           ----------------------------------------------------------
              (Address of principal executive offices)     (Zip code)


                                Julian G. Winters
116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 252-972-9922
                                                            ------------

                       Date of fiscal year end: October 31
                                                ----------


                    Date of reporting period: April 30, 2005
                                              --------------

Item 1.    Reports to Stockholders.

________________________________________________________________________________


                                Tilson Focus Fund
                              Tilson Dividend Fund

________________________________________________________________________________

                     a series of the Tilson Investment Trust



                               Semi-Annual Report
                                   (Unaudited)



                               For the Period from
               March 16, 2005 (Date of Initial Public Investment)
                                To April 30, 2005



                               INVESTMENT ADVISOR
                            T2 Partners Management LP
                        145 East 57th Street, Suite 1100
                               New York, NY 10022




                                  TILSON FUNDS
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-888-484-5766



                                   DISTRIBUTOR
                         Capital Investment Group, Inc.
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863




This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Funds (the "Funds"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither of the Funds nor the Funds' distributor is a bank.

--------------------------------------------------------------------------------
Investment in the Tilson Funds ("Funds") is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk and real estate securities risk. More information about these risks and other risks can be found in the Funds' prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this semi-annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The performance data reflects the maximum sales load and/or fee charges applicable. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766). The prospectus should be read carefully before investing.
--------------------------------------------------------------------------------

Stated performance in the Funds was achieved at some or all points during the year by waiving or reimbursing part of the Funds' total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

Fund Expenses
________________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and
(2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses - The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                            Beginning              Ending
Tilson Focus Fund                         Account Value         Account Value      Expenses Paid
Expense Example                          November 1, 2004      April 30, 2005      During Period*

Actual                                      $1,000.00              $971.00              $2.37

Hypothetical (5% return before expenses)    $1,000.00             $1,030.50             $2.44


                                            Beginning              Ending
Tilson Dividend Fund                      Account Value         Account Value      Expenses Paid
Expense Example                          November 1, 2004      April 30, 2005      During Period*

Actual                                      $1,000.00              $978.00              $2.38

Hypothetical (5% return before expenses)    $1,000.00             $1,030.50             $2.44

* Expenses are equal to the Funds' annualized expense ratio of 1.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the semi-annual period).


Tilson Funds


________________________________________________________________________________

June 27, 2005

Dear Tilson Funds investor,

Allow us to introduce ourselves and welcome you to our funds. We are Whitney Tilson and Glenn Tongue of T2 Partners Management LP, the investment advisor of the Tilson Focus Fund, and Zeke Ashton and Matthew Richey of Centaur Capital Partners LP, the sub-investment advisor of the Tilson Dividend Fund. We are delighted that you have chosen to invest with us and will strive to earn your continued confidence and trust.

We are jointly writing the first part of this initial letter to you, seeking to communicate to you our strategy and investment philosophy, as well as our goals and expectations.

Relationship  With Our  Investors
While investors can enter and exit our fund every day the market is open, we view our relationship as a long-term partnership. We have no interest in short-term-oriented investors who are looking for a quick profit, which is why we impose a 2% withdrawal penalty for investors who redeem in the first year (payable to the fund, not to us). While we hope to do well every calendar year, the time it takes for the earth to circle the sun does not necessarily coincide with how long it takes for our investments to work out, so we evaluate ourselves
- and urge you to evaluate us - on a three- to five-year time horizon, which, not coincidentally, is our general investment horizon when we purchase a stock.

Investment  Philosophy
We are value investors. Simply put, we try to buy companies that are being valued by the stock market at substantially less than our conservative estimate of their intrinsic value. Note that we said "companies" not "stocks" - that's because we view the purchase of a stock not as a piece of paper to be traded, in the hopes that some other investor will buy it from us at a higher price in the future, but rather a fractional ownership stake in a business that has a certain intrinsic value, defined as the future free cash flows the business will generate in its lifetime, discounted back to the present.

We do not try to predict what new industry sector or technology will be popular with investors in the immediate future. Instead, what we do is very simple in concept, yet very difficult in practice: we study business after business - hundreds of them each year - and attempt to value them. Our analysis involves, among other things, four steps:

     1) Circle of competence. Do we understand the company and its industry deeply? Can we make reasonable projections about the company's future? We try to keep it simple. Our best investment ideas can usually be explained in a short paragraph.

     2) Company and industry evaluation. Is this a good business? Does it have sustainable competitive advantages, high returns on capital, solid, steady growth, a healthy balance sheet and strong free cash flow? Is this a good industry? Are the trends favorable? What are the competitive dynamics?

     3) Evaluation of management. Are they good operators? Are they good capital allocators? Are they trustworthy? We believe that the executive officers of many publicly-traded companies have given in to (or in some case, encouraged) a culture of excess that effectively re-allocates the vast majority of any value created by the business to executives and other insiders, while common stock investors receive only a token portion of the value to which they, as the majority owners of the business, are entitled. Excessive executive compensation, abusive stock option policies, obsession with the current stock price rather than the business, aggressive accounting practices, and the reckless pursuit of unprofitable growth are just a few of the red flags that can indicate an unhealthy corporate culture. Companies that either encourage or allow a culture of excess will usually destroy value for their investors (though the executives usually come out just fine).

          We believe that shareholders tend to benefit most over time from investing in companies where the embedded culture emphasizes ethical stewardship of shareholder value, enlightened corporate governance, financial conservatism, thrift, and prudent, careful allocation of capital. We generally prefer investing in companies where the top executives own significant amounts of stock (as opposed to options), maintain reasonable compensation structures that are aligned with value creation for shareholders, and have a demonstrated track record of successful value creation and effective capital allocation.

     4)   Finally and most importantly: Is the stock really cheap? Why?

For a business  we can  understand  and  estimate  its  future  cash  flows,  we calculate a range of intrinsic value using realistic and conservative assumptions. We then compare this estimate to the stock price. In nearly all cases, the stock is either close to being fairly valued or significantly overvalued, but on very rare occasions we find situations in which the stock appears to be significantly undervalued.

At this point, we typically do a great deal more work, testing our assumptions and calculations and trying to figure out why our opinion of the company is so different than that of the market. At this stage, we're typically looking for an edge - some proprietary insight or bit of information that's not widely known. The market is extremely efficient, so usually when we find a stock that initially appears cheap, further analysis reveals that it's cheap for good reasons and we don't invest. But every once in a while, we develop a great deal of conviction that we're right and the market is wrong, and we do invest.

In a competitive market with so many smart investors with so much capital all searching for undervalued stocks, finding true bargains is difficult. To increase our chances of finding undervalued companies to invest in, we cast a wide net and don't limit ourselves arbitrarily to certain industries, companies of a certain size, or stocks that are labeled "growth" or "value" by others. If there's a common theme to what we buy, it's that the stocks tend to be either unknown or unloved. Regarding the former, there are more than 5,000 publicly traded stocks in the U.S. alone that have no coverage from any Wall Street analysts. These companies generally tend to be small and in mundane industries, and often their stocks are fairly illiquid. Because they are so far off the radar screen of the investment herd, we believe such stocks can be substantially undervalued.

Sometimes, however, the greatest bargains are lying in plain sight: well-known companies with dozens of analysts following them, but which are encountering difficulties. The investment herd, with its overwhelming focus on the short term, can often over-react to what prove to be temporary difficulties, allowing us to buy the stock of extremely high-quality businesses at attractive prices. The key, of course, is correctly differentiating between companies that are experiencing temporary problems - a good example was McDonald's in early 2003 - from those that are permanently impaired, such as Winn-Dixie, which after a long decline went into bankruptcy not long ago.

Time Horizon
We believe that one of our greatest advantages is that we invest with a three- to five-year time horizon, while many investment managers are focused on quarterly or even monthly returns. Sometimes stocks trade at half of what everyone agrees they are worth because there's no obvious "catalyst" to close the valuation discrepancy. That's okay with us. If we're convinced that a stock is trading for half of its intrinsic value, and that value is not deteriorating, then we tend not to worry about the lack of an obvious catalyst. Our experience is that the market can be irrational in the short term, but it tends to be quite efficient over time, so severely undervalued stocks eventually become fairly valued.

Risk
Unlike many other investors, who view risk as short-term stock price fluctuations, we define risk as the permanent loss of capital, so we believe that buying with a large margin of safety is the best way to mitigate risk. We are more than happy to accept the possibility that our stocks may decline modestly in the short term if we believe that they are likely to increase in value substantially in the long run.

To quote Ben Graham, the father of value investing, in his classic book, The Intelligent Investor: "Price fluctuations have only one significant meaning for the true investor. They provide him with an opportunity to buy wisely when prices fall sharply and to sell wisely when they advance a great deal. At other times he will do better if he forgets about the stock market and pays attention to...the operating results of his companies."

Communication
We seek to treat you that way we would want to be treated were our positions reversed. To that end, we intend to communicate openly in our quarterly letters, in which we will discuss the funds' performance, some of our positions, our successes and failures. (Rest assured that there will be plenty of the latter, as predicting the future is a difficult and uncertain task. But we expect to have our share of the former as well.)

What We Ask from You
We have managed private investment partnerships for a number of years, and thought very hard before launching mutual funds. We'd like to highlight what we believe are four basic drawbacks of mutual funds, and share with you our thoughts on how you can help us to minimize their negative effects.

     1) We cannot lock up our capital. In our private partnerships, investors may withdraw all or part of their investment only at certain agreed-upon intervals, which gives us the luxury of a stable base of capital. This, in turn, allows us to invest in illiquid or unpopular securities, which we believe are often cheaper for this very reason.

          We ask you to behave as if your capital were locked up for an extended period, rather than like typical mutual fund investors, who pour money in after a period of strong performance and then panic and yank it out after a down period - precisely the opposite of what one should do.

     2) Investors can see our performance every day. This can lead to a short-term orientation, which we believe is not healthy or appropriate. If you find yourself checking our funds' performance more than once a month, we're probably not for you.

     3) We have to disclose our holdings in the mutual funds at specified intervals. We would prefer to disclose our investments at a time of our choosing for two reasons: a) As Warren Buffett wrote in the Berkshire Hathaway Owner's Manual, "good investment ideas are rare, valuable and subject to competitive appropriation"; and b) We don't like the feeling of people looking over our shoulders. Our approach often results in our buying stocks that may be very unpopular, controversial, or misunderstood because it is under such conditions that we believe the markets tend to offer the best values. This is difficult enough to do in private, much less under a public spotlight, so if you see a "problem" stock in our portfolio, please don't send an email berating us or demanding an explanation.

     4) We expect to have a far greater number of investors over time in the mutual funds than we have had in our partnerships, and this will invariably translate into more emails and calls asking us for general investment advice, our opinions on current or potential holdings of the funds, etc. We don't have the time or staff to respond personally to such requests, nor would it be fair to our other investors to do so. You are welcome to send us emails with comments regarding our funds, but we ask your understanding that we are unable to respond personally, though we do read them all.

          For general information and customer service questions, we ask you to use our shareholder services number (1-888-4TILSON). We do encourage you to contact us directly if you encounter any customer service-related issues that are not resolved to your satisfaction.

Alignment of Interests
We, along with many of our friends and family, are investors in the funds alongside you, and we intend to be meaningful investors in the funds over time. While this is no guarantee that we will produce satisfactory results, it does ensure that our interests are aligned strongly. We never forget that our clients count on us to try to protect and grow their capital over time, and we derive great satisfaction from knowing that doing our job well means enabling our clients to reach their financial goals. We thank you for your trust and confidence, and we look forward to reporting our progress to you in future letters.

Tilson Focus Fund

________________________________________________________________________________

The Tilson Focus Fund
[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

In addition to the general principles outlined above, we wanted to share some information specifically about the Tilson Focus Fund.

First, our objective is maximum long-term capital appreciation, so we are indifferent whether a stock pays a dividend or not. We are simply seeking significantly undervalued stocks - generally ones we believe are trading at no more than half of their intrinsic value.

Second, we are focus investors, which means that we concentrate the fund in our very best investment ideas. To us, it makes no sense whatsoever to own more than 100 different stocks - about average for a typical mutual fund. Why would we buy our 101st-favorite stock when we could invest more in one of our top-10 ideas? We expect that the Tilson Focus Fund will usually have only 12-25 positions. Such concentration may make the fund more volatile than the market over short periods of time, but we believe it also affords us a better chance of beating the market over long periods of time.

To quote one of our favorite investors, Philip Fisher, from his book, Common Stocks and Uncommon Profits: "Investors have been so oversold on diversification that fear of having too many eggs in one basket has caused them to put far too little into companies they thoroughly know and far too much in others about which they know nothing at all. It never seems to occur to them that buying a company without having sufficient knowledge of it may be even more dangerous than having inadequate diversification."

Finally, in general we manage the fund as a long-only version of our private investment partnerships. This means if we decide to buy a 5% position in, say, Berkshire Hathaway stock, it will usually be a 5% position across all of our funds, both our private partnerships and the Tilson Focus Fund. If we decide to short a stock in our partnerships, however, this position will not be included in the Tilson Focus Fund. Our partnerships also occasionally invest in certain highly illiquid securities, which may likewise not be suitable selections for the Tilson Focus Fund.

Tilson Focus Fund Holdings
We have been able to find a number of attractive investments. As of April 30th, the end of our most recent fiscal quarter, the fund's largest holdings were:

     1)   9.6%: Stock and calls of Wal-Mart (WMT)
     2)   8.0%: Stock and calls of Costco (COST)
     3)   7.0%: Stock of Berkshire Hathaway (B shares) (BRK.B)
     4)   6.7%: Stock of Sears Holdings (SHLD)
     5)   5.2%: Stock of Freescale Semiconductor (FSL)
     6)   4.9%: Stock of CKE Restaurants (CKR)
     7)   4.4%: Stock and calls of Wendy's (WEN)
     8)   3.4%: Stock and calls of Whirlpool (WHR)
     9)   2.6%: Stock of USA Mobility (USMO)
     10)  2.3%: Stock and calls of Anheuser Busch (BUD)

Wal-Mart
Over time, we will discuss many of our holdings, so let's start with our largest position and one of our current favorites: Wal-Mart. We've seen the same negative headlines you undoubtedly have, but there is little doubt in our minds that this company is an "inevitable," the term Buffett used in his 1996 annual letter to Berkshire Hathaway shareholders to define companies that "will dominate their fields worldwide for an investment lifetime. Indeed, their dominance will probably strengthen." Wal-Mart's competitive advantage with respect to information, logistics, sourcing and distribution, combined with its distinct corporate culture, makes it likely that 10 (if not 20 or more) years from now, Wal-Mart will be the dominant discount and food retailer in the United States. It also has a decent chance of extending that dominance to many areas outside of North America.

We think Wal-Mart's stock is attractive at today's price under $50 per share. Over the next five years, we believe Wal-Mart will grow sales at 10-12% annually

Tilson Focus Fund

________________________________________________________________________________

(7-8% growth from new stores plus 3-4% same-store sales growth), margins will continue to expand slightly, and the company will buy back at least 2% of its stock each year (assuming it remains undervalued). This translates into 12-14% annual earnings per share growth and similar growth in the stock price, assuming the P/E multiple remains constant - a conservative assumption given the multiple is at its lowest in eight years. Even more attractive than Wal-Mart stock, we believe, are long-dated call options, so our 9.6% position is comprised of 4.4% stock with the balance consisting of $45 and $50 strike price January 2007 call options.

LEAP Call Options
You can see that we own long-dated call options on a number of other stocks, so this warrants further discussion. Long-dated call options (also known as Long-term Equity AnticiPation Securities, or LEAPS) can be an attractive way to invest in a company under certain circumstances. Without boring you with too much detail, option prices are primarily a function of the price of the underlying security and its perceived volatility. The less volatile the stock - all other things being equal - the lower the price of the call option. With perceived volatility near all-time lows for most of this year, call-option prices are, in general, at historically low levels and, we believe, are in some cases disconnected from the intrinsic value of the underlying security.

Let's look at Wal-Mart's options. We own a 4.2% position in the January 2007 $45 calls, which we purchased for $7.41. As of the end of April, Wal-Mart stock was at $47.14 and the options had nearly 21 months until expiration. If the stock rises in line with the 14% annual earnings growth that we expect over this period, it will be at approximately $59 in January 2007. At this point, the $45 strike price options would be worth $14 ($59 - $45), nearly double what we paid for them, vs. a 25% return from holding the stock. Of course, we could be wrong. If the stock is flat or only up slightly before the options expire, we will lose most of our investment - that's why we also own the stock, in case we're wrong on the timing.

Under normal circumstances we avoid options for a variety of good reasons: they're illiquid, the bid-ask spreads are wide, and it's always dangerous to have time working against you. It's hard enough to be right on the direction of a stock's movement, much less being right on the timing as well, so buying a lot of time is important. Despite these risks, however, in today's world of ultra-low volatility, long-dated call options can offer outstanding value.

To conclude, we want to thank you once again for your confidence and support and look forward to a long partnership.

Sincerely yours,

/s/ Whitney Tilson /s/ Glenn Tongue

Whitney Tilson and Glenn Tongue

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                   Market Value                                                         Market Value
                                         Shares     (Note 1)                                                  Shares      (Note 1)
-----------------------------------------------------------------   ----------------------------------------------------------------

COMMON STOCKS - 51.13%                                              *   Anheuser-Busch Companies, 01/20/2007
                                                                           Strike $45.00                        4,000   $    23,508
Beverages - 0.78%                                                   *   Anheuser-Busch Companies, 01/20/2007
     Anheuser-Busch Companies              500    $   23,435               Strike $50.00                        7,000        23,100
                                                  ----------
                                                                    *   Costco Wholesale Corp., 01/20/2007
Diversified Financial Services - 0.82%                                     Strike $35.00                        6,000        58,800
     Freddie Mac                           400        24,608        *   Freddie Mac, 01/20/2007
                                                  ----------
                                                                           Strike $65.00                        3,000        26,100
Home Furnishings - 2.99%                                            *   Laboratory Corp., 01/20/2007
     Whirlpool Corporation               1,450        89,987               Strike $40.00                        1,000        13,000
                                                  ----------
                                                                    *   McDonald's Corporation, 01/20/2007
Insurance - 8.16%                                                          Strike $30.00                        4,000        14,000
     American International Group Inc.     700        35,595        *   Pfizer Inc., 01/20/2007
*    Berkshire Hathaway Inc.                75       209,851               Strike $25.00                        5,000        23,000
                                                  ----------
                                                     245,446        *   Wal-Mart Stores Inc., 01/20/2007
                                                  ----------
Oil & Gas - 1.29%                                                          Strike $45.00                       16,700       121,910
     Kerr-McGee Corporation                500        38,800        *   Wal-Mart Stores Inc., 01/20/2007
                                                  ----------
                                                                           Strike $50.00                        7,000        33,600
Pharmaceuticals - 1.26%                                             *   Wendy's International Inc., 01/20/2007
     Pfizer, Inc.                        1,400        38,038               Strike $35.00                        7,000        77,700
                                                  ----------
                                                                    *   Wendy's International Inc., 01/20/2007
Real Estate Investment Trust - 0.17%                                       Strike $40.00                        3,800        31,920
*    First Union Real Estate Equity &                               *   Whirlpool Corporation, 01/20/2007
        Mortgage Investments             1,300         5,148               Strike $60.00                        1,000        10,800
                                                  ----------                                                            -----------

Retail - 27.79%                                                     Total Call Options Purchased
*    CKE Restaurants, Inc.              10,000       148,400               (Cost $496,913)                                  484,478
                                                                                                                        -----------
     Costco Wholesale Corp.              4,500       182,610
     Foot Locker Inc.                    2,500        66,650        INVESTMENT COMPANIES - 9.50%
     McDonald's Corporation              2,800        82,068            Evergreen Institutional Money Market
*    Sears Holdings Corporation          1,500       202,860                Fund                              142,974       142,974
     Wal-Mart Stores, Inc.               2,800       131,992            Merrimac Cash Series Nottingham
     Wendy's International, Inc.           500        21,465                Shares                            142,974       142,974
                                                  ----------                                                            -----------
                                                     836,045
                                                  ----------
Semiconductors - 5.23%                                              Total Investment Company - (Cost 285,948)               285,948
                                                                                                                        -----------
*    Freescale Semiconductor, Inc.       8,400       157,248
                                                  ----------
                                                                    Total Investments (Cost $2,337,962) - 76.74%        $ 2,308,523
Telecommunications - 2.64%                                          Other Assets less Liabilities - 23.26%                  699,840
                                                                                                                        -----------
*    USA Mobility, Inc.                  2,650        79,342
                                                  ----------
                                                                    Net Assets - 100.00%                                $ 3,008,363
                                                                                                                        -----------
Total Common Stocks (Cost $1,555,101)              1,538,097
                                                  ----------
                                                                        *Non-income producing investment.
CALL OPTIONS PURCHASED - 16.11%
*    Kerr-McGee Corporation, 10/22/2005
     Strike $60.00                       1,600        27,040


(Continued)


Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2005
________________________________________________________________________________

-----------------------------------------------------------------

Summary of Investments by Industry
                                            Assets
Industry                                                  Value
-----------------------------------------------------------------
Beverages                                    2.33%      $ 70,043
Diversified Financial Services               1.69%        50,708
Home Furnishings                             3.35%       100,787
Insurance                                    8.16%       245,446
Investment Company                           9.50%       285,948
Oil & Gas                                    2.19%        65,840
Medical                                      0.43%        13,000
Pharmaceuticals                              2.03%        61,038
Real Estate Investment Trust                 0.17%         5,148
Retail                                      39.02%     1,173,975
Semiconductors                               5.23%       157,248
Telecommunications                           2.64%        79,342
-----------------------------------------------------------------
Total                                       76.74%   $ 2,308,523

























See Notes to Financial Statements

Tilson Dividend Fund

________________________________________________________________________________

Tilson Dividend Fund
[This section is written by Zeke Ashton and Matthew Richey, the co-managers of the Tilson Dividend Fund.]

The Tilson Dividend Fund is designed for investors seeking long-term capital appreciation through common stocks but desire a higher income yield than that traditionally available from diversified stock portfolios or broad index vehicles such as the S&P Total Return 500 Index (commonly known as the "S&P 500"). We follow two major guidelines in selecting investments for the Tilson Dividend Fund - we want to own securities that we believe are both undervalued and offer satisfactory capital appreciation potential, so we require each and every position we take to pay us cash to own it, whether through cash dividends, bond interest, or in combination with our use of covered call options.

The Benefits of Dividends
Virtually every study of equity returns over long periods of time validates the notion that dividends increase returns and reduce risk in a diversified portfolio. According to financial research firm Ibbotson Associates' Risk Premia Over Time, dividends accounted for approximately 42% of the 10.4% compounded annual return from large-cap U.S. stocks, or 4.3% annually, for the period spanning from 1926 to 2003.

The benefits of high-dividend-paying stocks typically become most obvious during flat or down markets for stock prices, as they generate steady income and have historically proven to be much more resilient to sell-offs than non-dividend-paying stocks. For example, during the severe downturn from March 2000 to November 8, 2002, those stocks in the S&P 500 that paid dividends lost only 13% on average vs. a 31% average decline for their non-dividend-paying peers.

Building a Portfolio of Undervalued, Dividend Paying Stocks
In the Tilson Dividend Fund, it is our intention to build a portfolio of stocks we believe are undervalued that also pay higher dividend yields than the market average. While we generally prefer to purchase stocks that we believe are priced at no more than 2/3 of our conservative estimate of fair value, we may be willing to pay up to 80% of our value estimate to purchase securities of companies that we believe are of exceptional quality and where the dividend yield is high, is secured by a strong balance sheet and profitability, and is likely to grow over time. Because of the time-consuming research process we follow, we expect that once fully invested, the fund will hold between 15 and 25 dividend-paying securities that combine to produce a weighted average yield that is significantly higher than broad market indices.

The Use of Covered Call Options to Generate Income
We add another ingredient to our portfolio with the purchase of low or non-dividend paying stocks that we believe are significantly undervalued. For these investments, we essentially "create our own" dividends through the sale of call options on part or all of the position. Generally, we sell options that require us to sell our shares at higher prices than the current market price, with the option periods generally lasting anywhere between four and twelve months. The option premiums that we receive for committing ourselves to the future sale can generate meaningful income for the fund, with annualized income yields often far higher than those available from dividend-paying stocks. In the event that the stock falls, stays flat, or rises in price but does not exceed the price at which our options are struck before the option expiration date, we will do better by selling the covered call option than by simply holding the stock. In essence, then, selling the call options ensures that we get paid while we wait for the stock to appreciate in value.

Of course, there is no free lunch in investing, and the covered call option strategy is no exception. If our stock runs up past the option strike price, the option holder will exercise the option to purchase our shares at the agreed-upon price. Our profits in this scenario will be limited to the difference between the purchase price and the strike price, plus the premium received. Even in this case, the annualized return on the position is generally quite attractive.

We only purchase stocks for our covered call strategy that we believe are significantly undervalued. We then decide how much of the position to "cover" based on a combination of our assessment of the profit potential of the stock and the attractiveness of the option premiums. In cases where we believe the stock is an exceptionally good value and the option premiums offered are low, we will sell options on only the proportion required to produce an annualized yield that would meet our minimum income requirements for the dividend portfolio. On the opposite end of the spectrum, we may fully cover the position if there are very attractive option premiums or if the stock price is nearing our estimate of fair value. In most cases, however, we will leave some portion of the position uncovered in order to retain some profit potential should the stocks rise dramatically in price. We will generally fully cover the position or sell any uncovered shares once the stock has risen to the high end of our estimated fair value range for the underlying business.

Tilson Dividend Fund

________________________________________________________________________________

We expect that the number of securities held in the covered call option portion of the portfolio will vary depending upon the availability of compelling opportunities, likely ranging between 10 and 20 holdings. Combined with the dividend stock holdings, we would expect to hold anywhere from 25 to 45 security positions at any one time.

Other Income-Producing Investments
While we intend to devote the vast majority of our time and effort to identifying compelling investments that fall into either the dividend stock or covered call category, we may also invest in other income producing securities from time to time, most likely high-yield corporate and convertible bonds.

Expected Portfolio Behavior
We believe that combining two powerful income-producing equity strategies with our value orientation in one fund will produce a combination of satisfactory returns with modest risk and modest volatility. We believe that during negative and flat markets the fund is likely to outperform. In rapidly rising markets, however, the fund is unlikely to beat the market averages, though we would still hope to generate positive returns in such markets. You should also be aware that the fund's performance may not be correlated with the stock market, particularly over short time periods.

In addition, it should be noted that because the fund's holdings will generate dividend income, option premiums, and some investment turnover as a result of our covered call strategy, we expect that the fund will generate taxable income for our investors. While we will make every effort to keep unnecessary and unproductive turnover to a minimum, the Tilson Dividend Fund will be particularly well-suited for use in tax advantaged accounts such as IRAs.

Tilson Dividend Fund Holdings
As of the end of April, we had invested just over 40% of the cash available to us. It is our intention to build our positions slowly and patiently, and we expect that it could take us up to a year to invest all of the fund's assets, depending upon what opportunities the market throws our way for the balance of the year.

We built initial positions in eight stocks that met our criteria for undervalued dividend-paying securities, which are listed below in order of our fiscal quarter ending April 30th position size:

     1)   3.5%: Sleep Country Canada Income Fund (Z-U CN)
     2)   2.7%: Atlantic Tele-Network (ANK)
     3)   2.6%: Industrias Bachoco S.A. (IBA)
     4)   2.2%: Bandag (BDG)
     5)   2.2%: Kinder Morgan (KMI)
     6)   1.7%: Advanced Fiber Technologies Income Fund (AFT-U CN)
     7)   1.7%: Ark Restaurants (ARKR)
     8)   0.8%: Birner Dental Management (BDMS)

In addition, we established common stock and covered call positions in seven low or non-dividend paying stocks that met our criteria for that strategy. The seven stocks that we purchased as part of our covered call portfolio are listed below, along with the approximate percentage of the position associated with covered call options (e.g., we own 1,000 shares of Laboratory Corporation of America and have sold covered call options on 300 shares, so we're 30% covered):

     1)   4.2%: Newmont Mining (NEM) (84% covered)
     2)   2.9%: Laboratory Corporation of America (LH) (30% covered)
     3)   2.7%: Netgear (NTGR) (76% covered)
     4)   2.4%: Costco (COST) (30% covered)
     5)   2.0%: EPIQ Systems (EPIQ) (30% covered)
     6)   1.6%: Netflix (NFLX) (100% covered)
     7)   1.4%: Cree (CREE) (100% covered)

We expect to provide you with short profiles of many of the fund's portfolio investments in our next quarterly letter, so we will limit ourselves to discussing two investments here.

Tilson Dividend Fund

________________________________________________________________________________

Bandag
Bandag is a supplier of re-tread replacement tires and rubber, selling its products primarily to large trucking fleets through an affiliated distribution network of 985 franchised tire service centers. The company is not a fast grower, but it does occupy a leadership role in a profitable and necessary industry that does not attract much in the way of new competition. The company is also exceptionally well capitalized, consistently generates excess cash from its business, and pays out a large dividend which has been consistently increased over time. The management strikes us as rational and conservative, and because they own a large amount of stock, would appear to be strongly aligned with their shareholders.

Perhaps due to its lack of exciting growth prospects and the somewhat cyclical nature of its business, Bandag does not appeal to growth or momentum-oriented investors. This explains why the stock is available at reasonable prices, and we believe that Bandag shares represent excellent value at our recent purchase prices. Bandag represents a typical choice for our value investing dividend strategy - a strong, well managed and profitable company that lacks the market sizzle required to become a hot market favorite, but one that has delivered plenty of steak in the form of earnings and dividends for patient investors over a long period of time.

Costco
Our decision to purchase shares of Costco Wholesale in late April is a good example of how we intend for our covered call strategy to work. Costco, as you probably know, runs a popular warehouse-style discount retail business, and is perhaps one of the biggest success stories in retail. We have followed the story for quite some time, and got an excellent purchase opportunity in late April when the stock declined by more than 10% intraday when the company announced that a spike in gasoline prices would temporarily affect profit margins.

Typically the stocks of exceptional businesses are only available at reasonable prices in the wake of disappointing news, so it is our job to determine whether the news represents a material impairment of the business or just a short-term hiccup. For Costco, we came to the firm conclusion that the latter was the case, so we were delighted to purchase shares in what we consider to be a world-class company with a strong competitive position and an outstanding management team and culture at attractive prices.

While Costco does pay a small dividend, we felt that it was not a generous enough payout to qualify as a high dividend payer, so we sold just enough call options on it to produce an acceptable level of income for the fund.

We thank you for your investment in the Tilson Dividend Fund, and look forward to updating you on our progress in future letters.

Sincerely yours,

/s/ Zeke Ashton    /s/ Matt Richey

Zeke Ashton and Matt Richey

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                   Market Value                                                         Market Value
                                         Shares     (Note 1)                                                  Shares     (Note 1)
-----------------------------------------------------------------   ----------------------------------------------------------------

COMMON STOCKS - 29.46%                                              FOREIGN COMMON STOCKS - 5.23%

Auto Parts & Equipment - 2.24%                                      Canadian - 5.23%
     Bandag, Incorporated                1,000   $    38,600           Investment Company - 5.23%
                                                 -----------
                                                                          Advanced Fiber Technologies
Food - 2.60%                                                                 Income Fund                        6,500   $    29,961
u    Industrias Bachoco S.A.             2,800        44,800              Sleep Country Canada
                                                 -----------
                                                                             Income Fund                        4,100        60,117
Healthcare - Services - 3.72%
     Birner Dental Management              554        14,576        FOREIGN COMMON STOCKS (Cost $92,274)                     90,078
                                                                                                                        -----------
*    Laboratory Corporation of America
        Holdings                         1,000        49,500        INVESTMENT COMPANIES - 6.52%
                                                 -----------
                                                      64,076           Evergreen Institutional Money Market
                                                 -----------              Fund                                 56,142        56,142
Internet - 1.61%
*    Netflix Inc.                        2,400        27,744           Merrimac Cash Series Nottingham
                                                 -----------              Shares                               56,142        56,142
Mining - 4.19%
     Newmont Mining Corporation          1,900        72,143        Total Investment Company (Cost $112,284)                112,284
                                                 -----------                                                            -----------

Pipelines - 2.22%                                                   Total Investments (Cost $703,837) - 41.21%          $   709,403
     Kinder Morgan, Inc.                   500        38,230        Other Assets less Liabilities - 58.79%                1,011,801
                                                 -----------                                                            -----------

Retail - 4.06%                                                      Net Assets - 100.00%                                $ 1,721,204
                                                                                                                        ===========
     Ark Restaurants Corp.               1,000        29,260
     Costco Wholesale
        Corporation                      1,000        40,580        Summary of Investments by Industry
                                                 -----------
                                                      69,840
                                                 -----------                                             % of Net
Semiconductors - 1.41%                                           Industry                                  Assets       Value
                                                                 ----------------------------------------------------------------
*    Cree, Inc.                          1,000        24,190     Auto Parts & Equipment                     2.24%    $    38,600
                                                 -----------
                                                                 Canadian Investment Company                5.23%         90,078
Software - 2.03%                                                 Food                                       2.60%         44,800
*    EPIQ Systems, Inc.                  2,300        34,891     Healthcare - Services                      3.72%         64,076
                                                 -----------
                                                                 Internet                                   1.61%         27,744
Telecommunications - 5.38%                                       Investment Company                         6.52%        112,284
     Atlantic Tele-Network, Inc.         1,500        45,750     Mining                                     4.19%         72,143
*    Netgear, Inc.                       2,900        46,777     Pipelines                                  2.22%         38,230
                                                 -----------
                                                      92,527     Retail                                     4.06%         69,840
                                                 -----------
                                                                 Semiconductors                             1.41%         24,190
Total Common Stocks (Cost $499,279)                  507,041     Software                                   2.03%         34,891
                                                 -----------
                                                                 Telecommunications                         5.38%         92,527
                                                                 ----------------------------------------------------------------
                                                                 Total                                     41.21%    $   709,403




(Continued)

Tilson Dividend Fund

Call Options Written
(Unaudited)

As of April 30, 2005
--------------------------------------------------------------------------------

---------------------------------------------------------------------

                                             Shares
                                           Subject to
                                              Call      Market Value
---------------------------------------------------------------------

Common Stocks, Expiration Date, Exercise Price
*    Cree, Inc., September 17, 2005
        Strike $25.00                          500      $  1,125
*    Netgear, Inc., September 17, 2005
        Strike $15.00                          700         1,750
*    EPIQ Systems, Inc., October 22, 2005
        Strike $15.00                          700           980
*    Laboratory Corporation of America Holdings, November
        19, 2005 Strike $50.00                 300           900
*    Netflix Inc., December 17, 2005
        Strike $12.50                        1,200         1,320
*    Netflix Inc., December 17, 2005
        Strike $15.00                        1,200           660
*    Netgear, Inc., December 17, 2005
        Strike $15.00                        1,500         4,500
*    Costco Wholesale Corporation, January 21, 2006
        Strike $45.00                          300           510
*    Cree, Inc., January 21, 2006
        Strike $25.00                          500         1,750
*    Newmont Mining Corporation, January 21, 2006
        Strike $50.00                        1,600         1,600
                                                        --------

Total (Premiums Received $11,458)                       $ 15,095
                                                        --------


*    Non-income producing investment.
u    ADR's.



The following acronyms and abbreviations are used in this portfolio:


ADR - American Depositary Receipt
SA - Sociedad Anonima (Mexican)







See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities
(Unaudited)

                                                                                                       Focus              Dividend
As of April 30, 2005                                                                                   Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------

Assets:
      Investments, at cost                                                                         $ 1,841,049           $ 703,837
      Investments, at value                                                                        $ 1,824,045           $ 709,403
      Call options purchased, at value                                                                 484,478                   0
          (Cost $496,913)
      Cash                                                                                             969,348             934,614
      Receivables:
          Investments sold                                                                                   0              40,080
          Fund shares sold                                                                                   0              73,644
          Income, at cost                                                                                    0               1,249
          Income, at value                                                                                 422               1,244
          Transaction losses                                                                               754                   0
      Prepaid expenses                                                                                  35,837              31,490
      Due from affiliates:
          Advisor (note 2)                                                                              20,994              22,916

      Total Assets                                                                                   3,335,878           1,813,391

Liabilities:
      Call options written, at value                                                                         0              15,095
          (Premiums received $11,458)
      Payables:
          Investments purchased                                                                        325,448              75,121
      Accrued expenses                                                                                   2,067               1,971

      Total Liabilities                                                                                327,515              92,187

Net Assets                                                                                         $ 3,008,363         $ 1,721,204

Net Assets Consist of:
      Capital (par value and paid in surplus)                                                        3,045,811           1,722,772
      Accumulated net investment loss                                                                   (3,674)                (75)
      Accumulated net realized loss on investments and foreign currency translations                    (4,335)             (3,417)
      Net unrealized (depreciation)/appreciation on investments and
          translation of assets and liabilities in foreign currencies                                  (29,439)              1,924

      Total Net Assets                                                                             $ 3,008,363         $ 1,721,204
      Shares Outstanding, no par value (unlimited authorized shares)                                   309,737             172,446
      Net Asset Value, Offering Price and Redemption Price Per Share                               $      9.71         $      9.98










See Notes to Financial Statements.

Tilson Funds

Statements of Operations
(Unaudited)

For the Period from March 16, 2005 (Date of Initial Public Investment)                                 Focus             Dividend
to April 30, 2005                                                                                      Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------

Investment Income:
     Dividends                                                                                     $      709         $    1,598

     Total Income                                                                                         709              1,598

Expenses:
     Administration fees (note 2)                                                                         386                148
     Transfer agent fees (note 2)                                                                       2,613              2,210
     Fund accounting fees (note 2)                                                                      3,350              3,337
     Compliance services fees (note 2)                                                                    977                977
     Custody fees (note 2)                                                                                586                557
     Other accounting fees (note 2)                                                                     2,526              2,891
     Legal fees                                                                                         2,096              2,096
     Audit and tax preparation fees                                                                     2,711              2,385
     Registration and filing administration fees                                                          972                828
     Registration and filing expenses                                                                   5,276              5,276
     Shareholder servicing expenses                                                                       678                678
     Printing expenses                                                                                    616                616
     Trustees' fees and meeting expenses                                                                1,110              1,110
     Securities pricing fees                                                                              247                247
     Other operating expenses                                                                           1,233              1,233

     Total Expenses                                                                                    25,377             24,589

     Expenses reimbursed by advisor (note 2)                                                          (20,994)           (22,916)

     Net Expenses                                                                                       4,383              1,673

Net Investment Loss                                                                                    (3,674)               (75)

Net Realized and Unrealized Loss on Investments:
     Net realized loss from investment transactions and foreign currency translations                  (1,410)            (4,733)
     Net realized loss from closing of option contracts                                                (2,925)                 0
     Net realized gain from securities sold short                                                           0              1,316
     Change in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies                                  (29,439)             1,924

Net Realized and Unrealized Loss on Investments                                                       (33,774)            (1,493)

Net Decrease in Net Assets Resulting from Operations                                                $ (37,448)          $ (1,568)





See Notes to Financial Statements.

Tilson Funds

Statements of Changes in Net Assets
(Unaudited)

For the Period from March 16, 2005 (Date of Initial Public Investment)                                 Focus             Dividend
to April 30, 2005                                                                                      Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------

Operations:
     Net investment loss                                                                          $    (3,674)         $       (75)
     Net realized loss from investment transactions and foreign currency translations                  (1,410)              (4,733)
     Net realized loss from closing of option contracts                                                (2,925)                   0
     Net realized gain from securities sold short                                                           0                1,316
     Change in unrealized appreciation on investments and
        translation of assets and liabilities in foreign currencies                                   (29,439)               1,924

Net Decrease in Net Assets Resulting from Operations                                                  (37,448)              (1,568)

Capital Share Transactions: (note 6)
     Shares sold                                                                                    3,045,811            1,773,171
     Shares repurchased                                                                                     0              (50,399)

Increase from Capital Share Transactions                                                            3,045,811            1,722,772

Net Increase in Net Assets                                                                          3,008,363            1,721,204

Net Assets:
     Beginning of Period                                                                                    0                    0
     End of Period                                                                                $ 3,008,363          $ 1,721,204

Accumulated Net Investment Loss                                                                   $    (3,674)         $       (75)











See Notes to Financial Statements

Tilson Funds

Financial Highlights
(Unaudited)

For the Period from March 16, 2005 (Date of Initial Public Investment)                        Focus                   Dividend
to April 30, 2005                                                                             Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Period                                                    $     10.00               $      10.00

 Income from Investment Operations:
      Net investment loss                                                                      (0.01)                      0.00
      Net realized and unrealized loss on securities and
          foreign currency translations                                                        (0.28)                     (0.02)

 Total from Investment Operations                                                              (0.29)                     (0.02)

 Net Asset Value, End of Period                                                          $      9.71               $       9.98

Total Return                                                                                   (2.90)%                   (0.20)%

Net Assets, End of Period (in thousands)                                                 $     3,008               $     1,721

Average Net Assets for the Period (in thousands)                                         $     1,789               $       688

Gross Expenses to Average Net Assets                                                           11.52 %(a)                29.04 %(a)
Net Expenses to Average Net Assets                                                              1.95 %(a)                 1.95 %(a)
Net Investment Loss to Average Net Assets                                                      (1.70)%(a)                (0.08)%(a)

Portfolio Turnover Rate                                                                        28.30 %                   17.19 %


(a) Annualized.











See Notes to Financial Statements.

Tilson Funds

Notes to Financial Statements (Unaudited)
________________________________________________________________________________

1.   Organization    and   Significant   Foreign Currency Translation
     Accounting Policies                 Portfolio  securities and other assets
                                         and liabilities denominated in foreign
The Tilson Focus Fund, and the Tilson currencies are translated into U.S. Dividend Fund (collectively the dollars based on the exchange rate of "Funds" and individually a "Fund") are such currencies against U.S. dollars series funds. The Funds are part of on the date of valuation. Purchases The Tilson Investment Trust (the and sales of securities and income "Trust"), which was organized as a as items denominated in foreign a Delaware statutory trust and is currencies are translated into U.S. registered under the Investment dollars at the exchange rate in effect
Company Act of 1940 (the "1940  Act"),   on the transaction date.
as   amended,    as   an    open-ended
management investment company. Each of The Funds do not separately report the the Funds in this report are effect of changes in foreign exchange
classified  as  a  non-diversified  as   rates from changes in market prices on
defined in the 1940 Act.                 securities   held.  Such  changes  are
                                         included   in   net    realized    and
The  Tilson   Focus   Fund   commenced   unrealized    gain   or   loss    from
operations  on  March  16,  2005.  The   investments.
investment objective of the Fund is to
seek  long-term  capital  appreciation   Realized  foreign  exchange  gains  or
through investment in equity losses arise from sales of foreign securities of medium and large currencies, currency gains or losses capitalization companies, consisting realized between the trade and primarily of common and preferred settlement dates on securities
stocks and securities convertible into   transactions    and   the   difference
common stocks.                           between   the   recorded   amounts  of
                                         dividends,   interest,   and   foreign
The  Tilson  Dividend  Fund  commenced   withholding taxes, and the U.S. dollar
operations on March 16, 2005. The equivalent of the amounts actually investment objective of the Fund is to received or paid. Net unrealized invest in common stocks of companies foreign exchange gains and losses that the Advisors believe to be arise from changes in foreign exchange undervalued in their respective rates on foreign denominated assets markets, but which also offer high and liabilities other than investments dividend yields relative to the in securities held at the end of the
average yields of the broad market.      reporting period.

The following accounting policies have   Investment Transactions and Investment
been  consistently   followed  by  the   Income
Funds and are in conformity with Investment transactions are accounted accounting principles generally for as of the date purchased or sold accepted in the United States of (trade date). Dividend income is America in the investment company recorded on the ex-dividend date.
industry.                                Certain    dividends    from   foreign
                                         securities will be recorded as soon as
Investment Valuation                     the Trust is informed of the  dividend
The Funds' investments in securities if such information is obtained are carried at value. Securities subsequent to the ex-dividend date. listed on an exchange or quoted on a Interest income is recorded on the
national  market  system are valued at   accrual     basis     and     includes
the last  sales  price as of 4:00 p.m.   amortization    of    discounts    and
Eastern Time. Other securities  traded   premiums.   Gains   and   losses   are
in  the  over-the-counter  market  and   determined  on  the  identified   cost
listed  securities  for  which no sale   basis,  which is the same  basis  used
was  reported  on that date are valued   for federal income tax purposes.
at  the   most   recent   bid   price.
Securities   and   assets   for  which   Option Writing
representative  market  quotations are   When the  Funds  write an  option,  an
not readily available (e.g., if the amount equal to the premium received exchange on which the portfolio by the Funds is recorded as a security is principally traded closes liability and is subsequently adjusted early or if trading of the particular to the current fair value of the portfolio security is halted during option written. Premiums received from the day and does not resume prior to writing options that expire the Funds' net asset value unexercised are treated by the Funds calculation) or which cannot be on the expiration date as realized accurately valued using the Funds' gains from investments. The difference normal pricing procedures are valued between the premium and the amount at fair value as determined in good paid on effecting a closing purchase faith under policies approved by the transaction, include brokerage Trustees. A portfolio security's "fair commissions, is also treated as a value" price may differ from the price realized gain or loss (depending on if next available for that portfolio the premium is less than the amount
security   using  the  Funds'   normal   paid   for   the   closing    purchase
pricing procedures. Instruments with transaction). If a call option is maturities of 60 days or less are exercised, the premium is added to the
valued  at   amortized   cost,   which   proceeds   from   the   sale   of  the
approximates market value.               underlying  security  or  currency  in
                                         determining  whether  the  Funds  have
                                         realized  a  gain  or  loss.  If a put


                                                                    (Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)
________________________________________________________________________________

option  is   exercised,   the  premium   performance  of  their  duties  to the
reduces the cost basis of the Funds. In addition, in the normal securities purchased by the Funds. The course of business, the Funds entered Funds, as the writer of an option, into contracts with their vendors and bear the market risk of an unfavorable others that provide for general
change  in the  price of the  security   indemnifications.  The Funds'  maximum
underlying the written option.           exposure under these  arrangements  is
                                         unknown,  as this would involve future
Expenses                                 claims  that may be made  against  the
The  Funds  bear   expenses   incurred   Funds.  The Funds  expect that risk of
specifically  on its behalf as well as   loss to be remote.
a portion of general  expenses,  which
are  allocated  according  to  methods   Proxy   Voting   Policies  and  Voting
approved annually by the Trustees.       Record
                                         A copy of the Trust's Proxy Voting and
Dividend Distributions                   Disclosure  Policy  and the  Advisor's
The Funds may declare and distribute Proxy Voting and Disclosure Policy are dividends from net investment income included as Appendix B to the Funds' (if any) at the end of each calendar Statement of Additional Information quarter. Distributions from capital and is available, without charge, upon gains (if any) are generally declared request, by calling 1-800-773-3863.
and distributed annually.                Information  regarding  how the  Funds
                                         voted  proxies  relating to  portfolio
Estimates                                securities during the most recent will
The preparation of financial be available (1) without charge, upon statements in conformity with request, by calling the Funds at the accounting principles generally number above and (2) on the SEC's
accepted  in  the  United   States  of   website at http://www.sec.gov.
America  requires  management  to make
estimates and assumptions  that affect   Quarterly Portfolio Holdings
the amount of assets, liabilities, The Funds file its complete schedule expenses and revenues reported in the of portfolio holdings with the SEC for financial statements. Actual results the first and third quarters of each
could differ from those estimates.       fiscal  year on Form N-Q.  The  Funds'
                                         Forms N-Q are  available  on the SEC's
Fees on Redemptions                      website at http://www.sec.gov. You may
The Funds charge a  redemption  fee of   review  and make  copies  at the SEC's
2.00% of the amount redeemed on Public Reference Room in Washington, redemptions of Funds' shares occurring D.C. You may also obtain copies after within one year following the issuance paying a duplicating fee by writing of such shares. The Redemption Fee is the SEC's Public Reference Section, not a fee to finance sales or sales Washington, D.C. 20549-0102 or by
promotion expenses, but is paid to the   electronic          request         to
Funds   to   defray   the   costs   of   publicinfo@sec.gov,  or  is  available
liquidating     an    investor     and   without  charge,   upon  request,   by
discouraging short-term trading of the calling the Fund at 1-800-773-3863. Funds' shares. No Redemption Fee will Information on the operation of the be imposed on the redemption of shares Public Reference Room may be obtained
representing   dividends   or  capital   by calling the SEC at 202-942-8090.
gains  distributions,  or  on  amounts
representing  capital  appreciation of   2.   Agreements
shares. There were no redemptions fees
collected   by  either  Fund  for  the   Advisor (Both Funds)
period ended April 30, 2005.             The Funds pay a monthly  advisory  fee
                                         to T2 Partners  Management  L.P.  (the
Federal Income Taxes                     "Advisor")   based  upon  the  average
No provision for income taxes is daily net assets of each Fund. The included in the accompanying financial Advisor has entered into contractual statements, as the Funds intend to agreements ("Expense Limitation distribute to shareholders all taxable Agreement") with the Funds under which investment income and realized gains it has agreed to reduce the amount of and otherwise comply with Subchapter M the investment advisory fee to be paid of the Internal Revenue Code to the Advisor by the Funds for
applicable  to  regulated   investment   certain  months  and to  assume  other
companies.                               expenses  of  each  of the  Funds,  if
                                         necessary,  in an amount  that  limits
Indemnifications                         the Funds'  total  operating  expenses
Under   the   Funds'    organizational   (exclusive    of   interest,    taxes,
documents,  its  officers and Trustees   brokerage   fees   and    commissions,
are indemnified against certain investment advisory and/or variable liabilities arising out of the performance incentive fees paid to the

                                                                    (Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)
________________________________________________________________________________

Advisor, extraordinary expenses, and multiplying 1.50% by the average net payments, if any, under a Rule 12b-1 assets of the Focus Fund for the
Plan) to not more than a specified fiscal year to date divided by the percentage of the average daily assets number of days in the year multiplied of each Fund for the current fiscal by the number of days in the calendar year. There can be no assurance the month. The Performance Fee is Expense Limitation Agreement will calculated by multiplying the
continue  in the  future.  The expense   "Performance   Adjustment   Rate"  (as
limitation  percentages,   as  of  the   described  below) by the average daily
period ended April 30, 2005, were net assets of the Focus Fund over the 0.45% for each fund. The expenses Measuring Period. While the reimbursed for this period are $20,994 Performance Fee is calculated on the and $22,916, for the Focus Fund and 12-month Measuring Period, it is
Dividend Fund, respectively.             pro-rated  to  a  monthly  payment  to
                                         correspond   with  the  Focus   Fund's
On   December   17,   2004  the  Board   monthly   payment   of  the   Variable
reviewed   information   necessary  to   Advisory Fee.
approve   the    initial    Investment
Advisory Agreement. The Advisor The Performance Adjustment Rate will reviewed with the Board the Advisor's vary with the Focus Fund's performance Form ADV, its financial strength, its as compared to the performance of the financial capability, and other Wilshire 5000 Index as published on
information.                             the  close of the  market  on the last
                                         day  of  the  Measuring  Period,  with
In deciding on whether to approve the dividends reinvested, and will range Advisory Agreement, the Trustees from (0.45%) to 0.45%. The Performance considered numerous factors, Adjustment Rate will be calculated at including: (i) the nature, extent, and 4.50% of the cumulative difference quality of the services provided by between the performance of the Focus the Advisor; (ii) the Advisor's Fund and that of the Wilshire 5000 personnel and methods of operating; Index over the Measuring Period,
(iii)  overall  expenses  of the Funds   except that no performance  adjustment
including the Expense Limitation will be paid if the cumulative Agreement between the Trust on behalf difference between the Focus Fund's of the Funds and the Advisor; (iv) the performance and that of the Wilshire financial condition of the Advisor; 5000 index is +/- 2.00%. The factor of
(v) the Advisor's investment strategy 4.50% is derived from the fact that for the Funds; and (vi) with respect the Advisor will achieve the maximum / to the Dividend Fund, the Advisor's minimum Performance Adjustment Rate investment sub-advisory contract with when the cumulative total return the Sub-Advisor ("Sub-Advisory difference between the Focus Fund and Agreement"), including the services the Wilshire 5000 Index is +/- 10.00%
being provided by the Sub-Advisor.       over the Measuring Period (i.e., 0.45%
                                         divided    by    10.00%=4.50%).     To
Based  upon  its   evaluation  of  the   illustrate this point, if the Wilshire
information, materials and factors 5000 Index returned 5.00% over the described above, the Trustees Measuring Period, the Focus Fund would concluded for the Funds: (i) that the have to return at least 15.00% in terms of the Investment Advisory order for the Advisor to receive the
Agreement  were  reasonable  and fair;   maximum   Variable   Advisory  Fee  of
(ii) that the fees paid to the Advisor 1.95%. Conversely, if the Wilshire under the Advisory Agreement and the 5000 Index returned the same 5.00% Funds' expense ratio as compared to over the Measuring Period, the Advisor similar funds were reasonable and would receive the minimum Variable fair; (iii) that they were satisfied Advisory Fee of 1.05% if the Focus with the Advisor's proposed services, Fund returned (5.00%) or less. The personnel, and investment strategy; Focus Fund will use natural rounding
(iv) that they were satisfied with the   to  two   decimal   places   regarding
Sub-Advisor Agreement, with respect to   performance       differences      and
the Dividend  Fund;  and (v) that this   calculations of the Performance Fee.
was in the best  interest of the Trust
and the  Funds  to enter  the  Advisor   Advisor (Dividend Fund)
Agreement. Therefore, the Trustees, As full compensation for the including the Trustees who are not investment advisory services provided party to the Advisory Agreement of to the Dividend Fund, the Advisor
interested  persons  of  the  Advisor,   receives monthly compensation based on
unanimously   approved   the  Advisory   the Dividend  Fund's average daily net
Agreement  for the Fund for an initial   assets at the annual rate of 1.50%.
two-year period.
                                         Sub-Advisor (Dividend Fund)
Advisor (Focus Fund)                     The  Dividend  Fund's  sub-advisor  is
The Variable Advisory Fee is comprised   Centaur   Capital   Partners,    L.P.,
of two component fees: (i) a fixed ("Sub-Advisor"). The Sub-Advisor rate of 1.50% of the average daily net serves in that capacity pursuant to an assets of the Focus Fund ("Fulcrum investment sub-advisory contract with Fee") and (ii) a performance incentive the Advisor as approved by the
fee ("Performance Fee").                 Trustees.   The   Sub-Advisor,    with
                                         oversight  from  the  Advisor,   makes
The  Fulcrum  Fee  is   calculated  by   day-to-day investment decision for the



                                                                    (Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)
________________________________________________________________________________

Dividend      Fund     and     selects   Administrator
broker-dealers for executing portfolio The Funds pay a monthly administration transactions, subject to the brokerage fee to The Nottingham Company (the policies established by the Trustees. "Administrator") based upon the average  daily net assets of each Fund
For its sub-advisory services to the and calculated at the annual rates as Dividend Fund, the Sub-Advisor shown in the following schedule which receives from the Advisor quarterly is subject to a minimum of $2,000 per compensation based on the Dividend month per Fund. The Administrator also Fund's average daily net assets at the receives a fee to procure and pay the rate of 0.75% less certain of the custodian for the Funds, additional Advisor's marketing and operating compensation for fund accounting and expenses, as agreed to between the recordkeeping services, and additional
Advisor and Sub-Advisor. The compensation for certain costs Sub-Advisor has also agreed to allow involved with the daily valuation of the Advisor to withhold from that securities and as reimbursement for
compensation  up to  one-half  of  the   out-of-pocket   expenses   (which  are
Advisor's expenses under the Expense immaterial in amount). A breakdown of Limitation Agreement as it relates to these is provided in the schedule
the Dividend  Fund.  The Dividend Fund   below.
does  not  pay a  direct  fee  to  the
Sub-Advisor.

------------- ----------------------- ---------- ---------------------- ---------- -------------- --------------- ------------------

                          Administration Fees                 Custody fees             Fund           Fund
                     Average Net        Annual        Average Net         Annual     Accounting    Accounting          Blue Sky
                       Assets            Rate           Assets             Rate        Fees           Fees*         Administration
                                                                                     (monthly)                       Fees (annual)
------------- ----------------------- ---------- ---------------------- ---------- -------------- --------------- ------------------
All Funds        First $50 million      0.175%     First $100 million      0.02%      $2,250          0.01%         $150 per state
                 Next $50 million       0.150%     Over $100 million      0.009%
                 Next $50 million       0.125%
                 Next $50 million       0.100%
                 Over $200 million      0.075%
------------- ----------------------- ----------- --------------------- ---------- -------------- --------------- ------------------
*Fees are based on all assets.



Compliance Services                      Advisor,   the   Distributor   or  the
The  Nottingham  Compliance  Services,   Administrator.
LLC, a fully  owned  affiliate  of The
Nottingham Company,  provides services   3.   Purchases and Sales of Investment
which   assists  the   Trust's   Chief        Securities
Compliance  Officer in monitoring  and
testing the policies and procedures of   For the period  ended April 30,  2005,
the   Trust   in   conjunction    with   the  aggregate  cost of purchases  and
requirements  under  Rule 38a-1 of the   proceeds   from  sales  of  investment
Securities and Exchange Commission. It   securities    (excluding    short-term
receives compensation for this service   securities) were as follows:
at an annual rate of $7,750.
                                         -------------- ------------ ----------
Transfer Agent                                                        Proceeds
North Carolina  Shareholder  Services,                   Purchases      from
LLC   ("Transfer   Agent")  serves  as                      of        Sales of
transfer,    divided    paying,    and   Fund            Securities  Securities
shareholder  servicing  agent  for the   -------------- ------------ ----------
Funds.  It receives  compensation  for   Focus Fund     $2,328,477    $272,128
its   services   based  upon  $15  per   -------------- ------------ ----------
shareholder  per  year,  subject  to a   Dividend Fund  $  628,938    $ 45,427
minimum fee of $1,500 per month.         -------------- ------------ ----------

Certain  Trustees  and officers of the   There were no  long-term  purchases or
Trust   are  also   officers   of  the   sales  of U.S  Government  Obligations
                                         during  the  period  ended  April  30,
                                         2005.

                                                                    (Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

________________________________________________________________________________

4.   Options Written

-------------------------------------------------------------------------------- ----------------------- ---------------------------
Option  Contracts  Written by the Trust for the Period ended
April 30, 2005 (Dividend Fund only).                                                Number of Options         Option Premiums
-------------------------------------------------------------------------------- ----------------------- ---------------------------
Options Outstanding, Beginning of Period                                                       0                        $      0
Options written                                                                              111                          15,478
Options closed                                                                              (26)                         (4,020)
Options exercised                                                                              0                               0
Options expired                                                                                0                               0
Options Outstanding, End of Period                                                            85                        $ 11,458
-------------------------------------------------------------------------------- ----------------------- ---------------------------

5.   Federal Income Tax                  appreciation   and   depreciation   of
                                         investment   securities   for  federal
The aggregate cost of investments  and   income  tax  purposes  as of April 30,
the    composition    of    unrealized   2005, are shown in table below.

------------------------------- --------------------------------- ---------------------------------- -------------------------------
                                                                           Aggregate Gross                    Aggregate Gross
Fund                                     Federal Tax Cost              Unrealized Appreciation           Unrealized Depreciation
------------------------------- --------------------------------- ---------------------------------- -------------------------------
Focus Fund                                  $2,337,962                      $36,281                             ($65,720)
Dividend Fund                               $  692,379                      $19,049                             ($17,125)
------------------------------- --------------------------------- ---------------------------------- -------------------------------


The    amount   of    dividends    and   transactions,  net  investment  losses
distributions from net investment and capital loss carry-forwards. income and net realized capital gains Permanent differences such as tax are determined in accordance with returns of capital and net investment federal income tax regulations which losses, if any, would be reclassified may differ from generally accepted against capital. There were no accounting principles. These dividends or distributions of net differences are due to differing investment income or net realized treatments for items such as net gains paid by either Fund during the
short-term  gains,  deferral  of  wash   period ending April 30, 2005.
sale    losses,    foreign    currency


6.   Capital Share Transactions


--------------------------------------------------------------------- -------------------------------- -----------------------------
Period from March 16, 2005 (Date of Initial Public Investment)
to April 30, 2005                                                              Focus Fund                      Dividend Fund
--------------------------------------------------------------------- -------------------------------- -----------------------------
Transactions in Fund Shares                                                     309,737                          177,441
         Shares sold
         Reinvested distributions                                                     0                                0
         Shares repurchased                                                           0                           (4,995)
Net Increase/(Decrease) in Capital Share Transactions                           309,737                          172,446
Shares Outstanding, Beginning of Period                                               0                                0
Shares Outstanding, End of Period                                               309,737                          172,446
--------------------------------------------------------------------- -------------------------------- -----------------------------

________________________________________________________________________________


                                Tilson Focus Fund
                              Tilson Dividend Fund

________________________________________________________________________________

                     a series of the Tilson Investment Trust
























                 This Report has been prepared for shareholders
                    and may be distributed to others only if
                      preceded or accompanied by a current
                                   prospectus.

Item 2.  CODE OF ETHICS.

          Not applicable.


Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.


Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.


Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.


Item 6.  SCHEDULE OF INVESTMENTS.

          A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.


Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.


Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.


Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.


Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

          Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3) Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust


By: (Signature and Title)   /s/ Whitney R. Tilson
                            ____________________________________________________
                            Whitney R. Tilson
                            Trustee, President, and Principal Executive Officer

Date: June 28, 2005




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: (Signature and Title)   /s/ Whitney R. Tilson
                            ____________________________________________________
                            Whitney R. Tilson
                            Trustee, President, and Principal Executive Officer
                            Tilson Investment Trust

Date: June 28, 2005




By:  (Signature and Title)  /s/ Glenn H. Tongue
                            ____________________________________________________
                            Glenn H. Tongue
                            Vice President, Treasurer, and
                            Principal Financial Officer
                            Tilson Investment Trust

Date: June 28, 2005